EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark K. Mason, the Chief Executive Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2015 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 10, 2016	By:	/S/ Mark K. Mason
Mark K. Mason
President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Melba A. Bartels, the Chief Financial Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Annual Report on Form 10-K for the year ended December 31, 2015 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 10, 2016	By:	Melba A. Bartels
Melba A. Bartels
Senior Executive Vice President and Chief Financial Officer